UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported) October 26, 2006
                                                         -----------------------

                              Diomed Holdings, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

           Delaware                    000-32045                  84-1480636
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(State or Other Jurisdiction         (Commission              (I.R.S. Employer
of Incorporation)                    File Number)            Identification No.)

1 Dundee Park, Andover, Massachusetts                               01810
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(Address of Principal Executive Offices)                          (Zip Code)

                                 (978) 475-7771
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE.

      On October 26, 2006, the Company issued a press release, setting forth its earnings results for the quarterly period ended September 30, 2006 (a copy of which is attached as Exhibit 99.1 to this Current Report), and the Company also conducted a previously announced teleconference wherein the Company's Chief Executive Officer and Chief Financial Officer gave an oral presentation of recent Company developments and the Company's earnings for the third quarter of 2006.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

99.1       Press Release, dated October 26, 2006


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Diomed Holdings, Inc.
                                   (Registrant)


Date: October 26, 2006             By: /s/ David B. Swank.
                                       -----------------------------------------
                                   Name:   David B. Swank
                                   Title:  Chief Financial Officer



List of Exhibits:

99.1       Press Release, dated October 26, 2006


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